UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21201

                                             A&Q Technology Fund LLC

(Exact name of registrant as specified in charter)

600 Washington Boulevard

                                             Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Hedge Fund Solutions LLC

One North Wacker Drive

                                                 Chicago, IL, 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-719-1428

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

A&Q TECHNOLOGY FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2020

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Technology Fund LLC

A&Q TECHNOLOGY FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December  31, 2020

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

        A&Q Technology Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Technology Fund LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of A&Q Technology Fund LLC at December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of December 31, 2020, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures where replies from management were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Hedge Fund Solutions LLC investment companies since 1995.

New York, NY

February 25, 2021

A&Q Technology Fund LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2020

ASSETS

Investments in Investment Funds, at fair value (cost $118,317,942)	$190,900,249
Cash	6,470,657
Receivable from Investment Funds	4,826,440
Advanced subscriptions in Investment Funds	2,350,000
Other assets	16,961

Total Assets	204,564,307

LIABILITIES

Withdrawals payable	4,812,701
Withdrawals payable to Manager	2,022,937
Subscriptions received in advance	1,350,000
Management Fee payable	475,070
Professional fees payable	193,894
Administration fee payable	63,743
Officer’s and Directors’ fees payable	12,591
Payable to Manager	8,886
Custody fee payable	700
Other liabilities	60,947

Total Liabilities	9,001,469

Members’ Capital	$195,562,838

MEMBERS’ CAPITAL
Represented by:
Net capital contributions	$122,980,531
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	72,582,307

Members’ Capital	$195,562,838

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Schedule of Portfolio Investments

December 31, 2020

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital		Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Onshore, LP	US/Canada	$16,000,000	$20,626,386	10.55	%	7/1/2019	Quarterly	45 days	12/31/2020	(d)	$17,386,132
Avidity Capital Fund L.P.	US/Canada	13,000,000	13,440,734	6.87		4/1/2020	Quarterly	60 days	3/31/2021	(e)	$4,167,787
Biomedical Value Fund, L.P.	US/Canada	12,144,356	14,476,333	7.40		3/1/2019	Quarterly	120 days	12/31/2020		$14,476,333
G2 Investment Partners QP, L.P.	US/Canada	9,233,779	19,810,622	10.13		5/1/2014	Monthly	60 days	12/31/2020	(f)	$9.905,311
Jericho Capital Partners L.P.	US/Canada	7,465,509	26,065,168	13.33		5/1/2011	Quarterly	60 days	12/31/2020		$26,065,168
KCL Capital Fund L.P.	Global	15,138,882	18,172,310	9.29		11/1/2018	Quarterly	65 days	12/31/2020		$18,172,310
Light Street Argon, L.P.	Global	14,000,000	19,731,492	10.09		7/1/2019	Quarterly	45 days	12/31/2020		$19,731,492
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	2,659,400	19,426,285	9.93		1/1/2013	Quarterly	45 days	12/31/2020		$19,426,285
Visium Balanced Fund, L.P.	US/Canada	49,735	70,386	0.04		1/1/2010	N/A	N/A	N/A	(g)	N/A
Vista Public Strategies Onshore Fund, L.P.	Global	10,626,281	17,755,845	9.08		8/1/2017	Quarterly	60 days	12/31/2020		$17,755,845
Woodline Fund LP	Global	18,000,000	21,324,688	10.91		8/1/2019	Quarterly	60 days	12/31/2020	(h)	$5,331,172

Equity Hedged Subtotal		118,317,942	190,900,249	97.62

Total		$118,317,942	$190,900,249	97.62	%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	A portion of this holding ($3,240,254) is under lock-up and is not redeemable without paying a fee.
(e)	The holding is under lock-up and is not redeemable without paying a fee.
(f)	The Investment Fund is subject to an investor level gate of 50% during any 90-day period, without a penalty.
(g)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(h)	The Investment Fund is subject to an investor level gate of 25%.

Complete	information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Statement of Operations

Year Ended December 31, 2020

EXPENSES

Management Fee	$1,805,543
Professional fees	520,472
Administration fee	147,214
Commitment Fee	140,347
Officer’s and Directors’ fees	127,626
Other Manager fees	8,886
Custody fee	8,080
Loan interest	632
Printing, insurance and other expenses	115,564

Total Expenses	2,874,364

Net Investment Loss	(2,874,364)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	17,936,596
Net change in unrealized appreciation/depreciation on investments in Investment Funds	25,255,959

Net Realized and Unrealized Gain/(Loss) from Investments	43,192,555

Net Increase in Members’ Capital Derived from Operations	$40,318,191

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2019 and 2020

	Manager	Members	Total

Members’ Capital at January 1, 2019	$76,587	$180,485,514	$180,562,101

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(514)	(3,032,875)	(3,033,389)
Net realized gain/(loss) from investments in Investment Funds	10,613	24,567,511	24,578,124
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(3,218)	(7,139,721)	(7,142,939)
Net Increase in Members’ Capital Derived from Operations	6,881	14,394,915	14,401,796

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	675,000	675,000
Members’ withdrawals	–	(22,586,302)	(22,586,302)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(21,911,302)	(21,911,302)

Members’ Capital at December 31, 2019	$83,468	$172,969,127	$173,052,595

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(534)	(2,873,830)	(2,874,364)
Net realized gain/(loss) from investments in Investment Funds	8,769	17,927,827	17,936,596
Net change in unrealized appreciation/depreciation on investments in Investment Funds	13,020	25,242,939	25,255,959
Performance Bonus	2,022,937	(2,022,937)	–
Net Increase in Members’ Capital Derived from Operations	2,044,192	38,273,999	40,318,191

MEMBERS’ CAPITAL TRANSACTIONS
Manager and Members’ withdrawals	(2,022,937)	(15,785,011)	(17,807,948)
Net Decrease in Members’ Capital Derived from Capital Transactions	(2,022,937)	(15,785,011)	(17,807,948)

Members’ Capital at December 31, 2020	$104,723	$195,458,115	$195,562,838

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Statement of Cash Flows

Year Ended December 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$40,318,191
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(20,000,000)
Proceeds from disposition of investments in Investment Funds	37,553,060
Net realized (gain)/loss from investments in Investment Funds	(17,936,596)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(25,255,959)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Advanced subscriptions in Investment Funds	1,650,000
Receivable from Investment Funds	3,197,066
Other assets	(330)
Increase/(decrease) in liabilities:
Administration fee payable	27,157
Management Fee payable	25,501
Officer’s and Directors’ fees payable	1,591
Payable to Manager	8,886
Professional fees payable	53,529
Other liabilities	(19,824)
Net cash provided by operating activities	19,622,272

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions, including change in subscriptions received in advance	1,350,000
Payments on Members’ withdrawals, including change in withdrawals payable	(23,413,048)
Proceeds from loan	1,000,000
Principal payment on loan	(1,000,000)
Net cash used in financing activities	(22,063,048)

Net decrease in cash	(2,440,776)
Cash-beginning of year	8,911,433
Cash-end of year	$6,470,657

Supplemental disclosure of cash flow information:
Interest paid	$632

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Financial Highlights

December 31, 2020

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Manager, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the Performance Bonus, if applicable, and the timing of capital transactions.

	Years Ended December 31,
	2020	2019	2018	2017	2016

Ratio of net investment loss to average members’ capital [a,b]	(1.57%)	(1.63%)	(1.54%)	(1.50%)	(1.47%)

Ratio of gross expenses to average members’ capital [a,b]	2.68%	1.63%	1.54%	1.50%	1.48%

Ratio of net expenses to average members’ capital after Performance Bonus [a,b,c]	2.68%	1.63%	1.54%	1.50%	1.48%

Portfolio turnover rate	11.66%	32.29%	16.45%	10.15%	12.04%

Total return after Performance Bonus [d,e]	23.00%	7.91%	(2.77%)	10.35%	(3.41%)

Asset coverage [f]	N/A	N/A	N/A	N/A	N/A

Members’ capital at end of year (including the Manager)	$195,562,838	$173,052,595	$180,562,101	$198,090,102	$196,357,252

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Manager’s capital.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The ratios of net expenses to average members’ capital before Performance Bonus were 1.57%, 1.63%, 1.54%, 1.50% and 1.48% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

d

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

e	The total returns before Performance Bonus were 24.24%, 7.91%, (2.77%), 10.35% and (3.41%) for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

f

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 5). There were no senior securities payable outstanding for the years ended December 31, 2020, 2019, 2018, 2017, or 2016.

The accompanying notes are an integral part of these financial statements.

A&Q Technology Fund LLC

Notes to Financial Statements

December 31, 2020

1.	Organization

A&Q Technology Fund LLC (the “Fund”) was initially organized as a limited partnership under the laws of Delaware on December 28, 1998, commenced operations on April 1, 1999 and was subsequently reorganized as a limited liability company effective October 15, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to maximize capital appreciation over the long-term. The Fund seeks to achieve its objective by investing at least 80% of its assets among a select group of alternative asset managers (the “Investment Managers”) that UBS Hedge Fund Solutions (as defined below) anticipates, at the time of investment, will invest, under normal market conditions, at least 80% of their assets in companies in the technology sector. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS Hedge Fund Solutions”, the “Manager” and, when providing services under its Administration Agreement with the Fund, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Manager is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

1.	Organization (continued)

Initial and additional applications for interests by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Manager expects that generally, it will recommend to the Board that the Fund offer to repurchase interests from Members twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests, or a portion thereof, (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Board, which may be withheld in the Board’s sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) the effects on the economy overall, and (v) the effectiveness and the roll-out of the vaccines, all of which are highly uncertain and cannot be predicted. These developments may adversely impact certain companies in which the Investment Funds held by the Fund may invest and the value of the Fund’s investments therein.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital.

The following is a summary of the investment strategy and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of December 31, 2020. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2020. The Fund used the following category to classify its Investment Funds:

The Investment Funds in the equity hedged strategy (total fair value of $190,900,249) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of December 31, 2020, the Investment Funds in the equity hedged strategy had $57,816,298, representing 30% of the value of the investments in this category, subject to an investor level gate or lock-ups. Included in this amount is $16,680,988, representing 9% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for these investments ranges from 3-10 months at December 31, 2020. An investment representing less than 1% of the value of investments in this category is in liquidation; therefore, the redemption notice period is no longer effective for this investment and the liquidation of assets is uncertain.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $190,900,249 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Manager, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Manager has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2020.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to Members; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund has reclassified $2,874,364 and $17,936,596 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2020. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that has been allocated to the Fund’s Members as of December 31, 2020 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Manager has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Operations. For the year ended December 31, 2020, the Fund did not incur any interest or penalties. The Manager does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There were no restricted cash balances held as of December 31, 2020.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Administrator provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly management fee (the “Management Fee”) at an annual rate of 1% of the Fund’s members’ capital, excluding the capital account attributable to the Manager. The Management Fee is paid to the Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the Manager’s capital account. A portion of the Management Fee is paid by UBS Hedge Fund Solutions to its affiliates. For the year ended December 31, 2020, the Fund incurred a Management Fee of $1,805,543, of which $475,070 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2020.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

3.	Related Party Transactions (continued)

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as the distributor for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Manager as described above. In accordance with the Limited Liability Company Agreement, the Manager is then allocated an amount based on the performance of the Fund (the “Performance Bonus”) for the Measurement Period, as defined in the Confidential Memorandum (i.e., the period commencing on the admission of a Member to the Fund, and thereafter each period commencing on the day following the last Measurement Period and ending generally on the first to occur of (1) a fiscal year-end or (2) a whole or partial redemption). The Performance Bonus is calculated separately with respect to each Member.

The Performance Bonus is equal to 1% of the balance of the Member’s capital account at the end of the Measurement Period, provided that appreciation in the Member’s capital account (net of any Performance Bonus) exceeds the Member’s threshold return. The threshold return is the amount that a Member would have earned for a fiscal year if it had received an annualized rate of return of 20% on its opening capital account balance, as adjusted. The Performance Bonus earned for the year ended December 31, 2020 was $2,022,937, which was fully payable at December 31, 2020. No Performance Bonus was earned for the year ended December 31, 2019.

Effective January 1, 2016, each Director of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the three other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

During the year ended December 31, 2020, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $14,182 which is included in Officer’s and Directors’ fees on the Statement of Operations. The related payable of $12,591 is included in Officer’s and Directors’ fees payable on the Statement of Assets, Liabilities and Members’ Capital.

The Fund, along with other funds advised by UBS Hedge Fund Solutions, and the Directors are insured under an insurance policy which protects against claims alleging a wrongful act, error,

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

3.	Related Party Transactions (continued)

omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated among the UBS funds on a pro-rata basis based on each fund’s assets under management. On an annual basis, the allocation methodology recommended by the risk adjuster is reviewed and approved by the Board and the Manager determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended December 31, 2020, the Fund incurred $69,492 in insurance fees, which is included in printing, insurance and other expenses on the Statement of Operations, of which none was payable at December 31, 2020.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (See Note 5). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Manager will negotiate the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended December 31, 2020, the Fund incurred a Commitment Fee of $140,347 to the counterparty, of which $34,500 remains payable and is included in other liabilities on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2020.

During the year ended December 31, 2020, the Manager incurred expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Manager. For the year ended December 31, 2020, the Fund incurred other Manager fees of $8,886, of which $8,886 remains payable and is included on the Statement of Assets, Liabilities and Members’ Capital at December 31, 2020.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

5.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, has entered into a secured Amended and Restated Credit Agreement dated as of September 1, 2015, as amended, supplemented or otherwise modified from time to time with a third-party commercial bank, which will terminate on August 24, 2021 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $27,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a Commitment Fee payable by the Fund, calculated at 50 basis points times the actual daily amount of the line of credit not utilized.

For the year ended December 31, 2020, the Fund’s average interest rate paid on borrowings was 1.52% per annum and the average borrowings outstanding was $41,667. The Fund did not have any borrowings outstanding at December 31, 2020. Interest expense for the year ended December 31, 2020 was $632, of which none was payable at December 31, 2020.

6.	Investments

As of December 31, 2020, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2020 amounted to $20,000,000 and $37,553,060, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds’ tax reports. The Fund has not yet received all such tax reports for the year ended December 31, 2020; therefore, the tax basis of investments for 2020 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 20.00% to 25.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

A&Q Technology Fund LLC

Notes to Financial Statements (continued)

December 31, 2020

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

The Manager has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to December 31, 2020, the Fund received additional subscriptions of $100,000 and the Fund paid withdrawals payable of $6,835,638 in full, including withdrawals payable to Manager.

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Policies and Investment Strategies

The Fund’s investment objective is to maximize capital appreciation over the long term. The Fund is commonly referred to as a “fund of funds” and seeks to achieve its objective by investing at least 80% of its assets among Investment Funds that the Manager anticipates, at the time of investment, will invest, under normal market conditions, at least 80% of their assets in companies in the technology sector. These companies include computer software and service companies, semiconductor manufacturers, computer hardware and peripherals companies, communications and telecommunications companies, networking equipment and service companies, internet-related companies, media companies, retailing companies (including distributors and internet and catalog retail), consumer electronics companies, electronic components and instruments manufacturers, and biomedical, pharmaceutical, life sciences, medical device and healthcare service companies. Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of investors in the Fund (“Investors”). Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without a vote of the Investors.

Investment Funds are generally unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, but they may also include registered investment companies. The Fund currently intends to invest its assets primarily in Investment Funds. The Fund has been designed to afford the Manager flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions. Accordingly, at any given time, the Fund may not invest in all of the technology-related companies and sectors described herein, and the Fund’s allocation to these investments is not fixed and will not likely be equally-weighted. The Manager may invest in other investment strategies at its discretion, while maintaining compliance with the aforementioned 80% test.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities and other financial instruments that may be owned, the types of trading strategies employed, the amount of leverage that can be used and the diversity or concentration of securities within their portfolios. Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline. Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions and, from time to time, may maintain significant cash positions. The use of these techniques may be an integral part of their investment programs and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entail risk.

In some instances, although not expected to be a frequent occurrence or to constitute a significant portion of the Fund’s portfolio, an Investment Manager may pursue its investment strategy by structuring an Investment Fund with a highly concentrated portfolio, perhaps consisting of just a single security.

In general, the Fund limits to less than 25% of its assets its investment in any one Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund’s voting securities. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds. The Fund would purchase non-voting securities to avoid being an “affiliate” of an Investment Fund within the meaning of the 1940 Act. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund. As such, the Fund might be subject to limitations imposed by the 1940 Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

No assurance can be given that the Fund will achieve its investment objective.

Selection of Investment Managers

The Manager is not bound by any fixed criteria in allocating assets to Investment Funds. Accordingly, the Manager may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Manager deems appropriate.

The Manager selects Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance. The Manager follows certain general guidelines, described below, when reviewing and selecting Investment Managers. While the Manager attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of the Investment Managers is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Manager.

The Manager currently uses the following selection guidelines:

Filtering Investment Manager Candidates. The Manager uses a variety of information sources to identify prospective investments, including, without limitation, databases, prime brokers, proprietary UBS resources and other industry contacts. These sources should help narrow down the investable universe to less than 500 Investment Funds. The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Manager.

Interviews and Selection of Investment Managers. The Manager generally conducts a number of onsite and offsite interviews and substantial other due diligence of an Investment Manager prior to making an investment. The goal of the due diligence process is to evaluate: (i) the background of the Investment Manager’s firm and its managers; (ii) the infrastructure of the Investment Manager’s research, trading and operations; (iii) the Investment Manager’s strategy and method of execution; (iv) the Investment Manager’s risk control and portfolio management; and (v) the differentiating factors that give the Investment Manager’s Investment Fund an investment edge.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Manager attempts to forecast the Investment Manager’s potential for generating sustainable positive risk-adjusted returns under a wide variety of market conditions. This investment analysis exercise is an invaluable step in building a portfolio that meets the risk/return objectives set forth by the Manager. The Manager believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff’s experience in proprietary trading, risk monitoring and asset management.

Monitoring of Investment Managers and Reallocation. The Manager is responsible for the day-to-day management of the Fund’s allocations and investments, and undertakes transactions on behalf of the Fund within the parameters set forth herein. Once an asset manager is selected as an Investment Manager, the Manager will continue to review the investment process and performance of the Investment Manager. The Manager monitors Investment Managers through a combination of weekly and/or monthly net asset value updates, portfolio reports and periodic phone calls and visits. When appropriate, the Manager utilizes its proprietary software to analyze the risk of the Fund’s underlying investments. The Manager also relies on its experience to make qualitative assessments about the current risk conditions that each Investment Manager and the Fund overall may face.

The performance of each Investment Manager managing assets for the Fund typically is compared with the performance of other managers that utilize the same strategy (and that may or may not be currently managing assets for the Fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager. The reasons for reducing or withdrawing entirely the capital allocated to an Investment Fund may include, without limitation: (i) the identification by the Manager of a preferable alternative for investing the capital; (ii) a change in the Investment Manager’s strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager’s management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Manager; (vi) a decline in the potential for gains on investment in the Investment Manager’s market niche; (vii) a failure of the Investment Manager to meet expectations of or adhere to restrictions on activities established by the Manager; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund’s allocations among the Investment Funds to become disproportionate or unbalanced with respect to the Manager’s asset allocation models or strategies; (ix) the Fund’s need for liquidity; or (x) any other reason or determination reached by the Manager in its sole discretion.

Because the Manager expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s or the Investment Funds’ investment objectives will be achieved or that their investment strategies will be successful. In particular, an Investment Manager’s use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

PRINCIPAL RISK FACTORS (UNAUDITED)

General

All securities investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate and, as described below, given the Fund’s emphasis on the technology sector, may be especially volatile. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager’s use of leverage is likely to cause the Fund’s net assets to appreciate or depreciate at a greater rate than if leverage were not used. The investment strategies and styles used by an Investment Manager are subject to change without notice.

Technology Sector

The Fund’s emphasis on Investment Managers that invest primarily in the technology sector presents certain risks that may not exist to the same degree as in other types of investments. Some of the principal risks of the Investment Funds’ investments invest in the technology sector are identified below. Depending on economic and market conditions, other risks may be present.

General Risk. While the Investment Managers collectively invest in the securities of entities in several different industries considered to be technology-related, many of those entities share common characteristics that may affect the Investment Managers’ investments. For example, industries throughout the technology field include many smaller and less seasoned companies. These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, the securities of smaller companies may be subject to more volatile market movements than the securities of larger, more established companies. The companies in which each Investment Manager invests also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated. Certain of such companies also offer products or services that are subject to governmental regulation and, therefore, may be affected adversely by governmental policies.

Each Investment Manager may purchase securities of companies that have no earnings or have experienced losses. The Investment Manager generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perceptions about the company change, the company’s stock price may decline sharply and its securities may become less liquid.

Technology Company Risk. Technology-related securities, in general, tend to exhibit a greater degree of market risk and price volatility as compared to other types of investments. Since the portfolios of the Investment

Managers are concentrated in securities of technology-related companies, the investment risk is greater than if the portfolios were invested in a more diversified manner among various sectors.

Telecommunications Company Risk. Telecommunications companies can be adversely affected by, among other things, changes in governmental regulation, policies and restrictions, competition, dependency on patent protection, significant capital expenditures, significant debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Biotechnology and Pharmaceutical Company Risk. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement and/or marketing of medical devices and drugs. The values of biotechnology and pharmaceutical companies are dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and their profitability may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

Healthcare Company Risk. Investments in health care companies are subject to a number of risks that may adversely affect their value, including the adverse impact of governmental regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense competitive pressures.

The Fund is Non-Diversified

The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of the Fund’s limited liability company interests (“Interests”). In general, the Fund limits to less than 25% of its assets its investment in any one Investment Fund.

The Incentive Fees Charged by the Investment Managers and the Performance Bonus Charged by the Manager May Create Incentives for Speculative Investment

Each Investment Manager generally charges an asset-based fee, and some or all of the Investment Managers receive incentive fees or allocations. The asset-based fees of the Investment Funds generally are expected to range from 1.5% to 2.0% of net assets, and the incentive fees or allocations of the unregistered Investment Funds generally are expected to range from 20% to 25% of net profits, but may be greater or less in some cases.

The incentive fee or allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive fee. Gain allocated to an Investment Manager with respect to the incentive allocation that is attributable to the sale or disposition of a capital asset will be recharacterized as short-term capital gain to the extent the capital asset giving rise to the gain has been held for a period of longer than one year but less than or equal to three years. Short-term capital gain is taxed at the higher ordinary income tax rates. As a result of this three year holding period requirement, the interests of an Investment Manager and other investors in the Fund may not always be aligned with respect to the timing of the disposition of an investment, which timing could have an impact on investment performance. In addition, because the incentive fees or allocations are calculated on a basis that includes realized and unrealized appreciation of an Investment Fund’s assets, the fee or allocation may be greater than if it were based solely on realized gains. The Manager’s receipt of the Performance Bonus will give rise to similar risks.

The Fund May Borrow Money

The Fund may borrow money temporarily to fund investments in certain Investment Managers, subject to the lender’s terms, or in connection with repurchases of, or tenders for, the Fund’s Interests. The Fund, along with several other funds advised by the Manager, is party to the Credit Agreement, under which the Fund may borrow from time to time on a revolving basis at any time up to $27 million.

If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid and, therefore, the risks of leverage will be present. The Fund would expect to repay leverage used to fund investments by selling its interests in Investment Funds. If the Fund were unable to sell a sufficient value of interests in Investment Funds to repay these borrowings, the Fund could reduce its leverage by using the proceeds of subsequent offerings of Interests. Because many Investment Funds use leverage as part of their investment strategy, the Fund’s use of leverage to purchase these Investment Funds will magnify the potential volatility of the value of the Fund’s Interests.

Borrowings by the Fund, if any, may be made on a secured basis. The Fund’s custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lender will have the right, through the Fund’s custodian, to redeem the Fund’s investments in Investment Funds without consideration of whether doing so would be in the best interests of the Fund’s Investors. The rights of any lender to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s Investors, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. Additionally, the Fund must comply with the Asset Coverage Requirement.

Tax Risk

The Fund intends to be treated, and believes that it qualifies for treatment, as a partnership for U.S. federal income tax purposes. Accordingly, the Fund generally should not be subject to U.S. federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund’s taxable income or loss for each year, whether or not the Fund makes any distributions in that year. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to two levels of taxation, since such income would be subject to U.S. federal corporate income tax. In addition, distributions of profits from the Fund would be treated as dividends subject to each investor’s applicable U.S. federal income tax rate.

Because, among other reasons, the Investment Funds and the Fund may use leverage, a tax-exempt Investor may incur income tax liability to the extent the transactions are treated as giving rise to unrelated business taxable income (“UBTI”). A tax-exempt Investor (including an individual retirement account) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the tax-exempt Investor to obtain an Employer Identification Number.

Distributions to Investors and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors. Investors will nevertheless be required each year to pay applicable U.S. federal, state and local income taxes on their respective shares of the Fund’s taxable income, and generally will have to pay these taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

Investment Funds and Investment Managers May Be Newly Organized

Some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Manager endeavors to select Investment Managers whose principals have capital markets experience. There can be no assurance that the Manager’s assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

Investment Funds May Be Concentrated

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund’s assets in only a limited number of issuers or, in certain cases, in securities of a single issuer. As a result, the investment portfolios of these Investment Funds (as well as the Fund’s portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers. To the extent that an Investment Fund concentrates its portfolio in a limited number of issuers or in securities of only a single issuer, the risk of any investment decision is increased.

Investors Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term Investors. Interests in the Fund are not traded on any securities exchange or other market. Interests are not transferable, except by operation of law upon the death, bankruptcy, insolvency or dissolution of an Investor or otherwise only with the consent of the Board (which consent may be withheld in the Board’s sole and absolute discretion), and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Manager expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, near mid-year and year-end.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional Interests are not sold. Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Cybersecurity Risk

The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Manager, the Fund’s placement agent, BNY Mellon or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s ability to calculate its net asset value; (iii) impediments to the Fund’s trading activities; (iv) the inability of Investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

Employing a “Fund of Funds” Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. The success of the Fund depends in large part upon the ability of the Manager and the Investment Managers to develop and implement investment strategies that achieve the Fund’s investment objectives. In addition, although the Manager expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund’s investment goal.

While the Fund may invest in registered investment companies, the Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, despite the fact that the Fund itself is registered under the 1940 Act, as an investor in Investment Funds, the Fund will not be able to avail itself of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements. Market conditions and trading approaches are continually changing, and a particular Investment Manager’s past successful performance may be largely irrelevant to such Investment Manager’s prospects for future profitability. Although the Manager will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Manager has little or no means of independently verifying this information. In addition, certain securities in which an Investment Fund may invest may not have a readily ascertainable market price. Such securities will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Investment Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation. The Fund may rely on estimates of the value of these investments when calculating its net asset value. The Fund may suspend the calculation of its net asset value during periods when an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, and at any other time determined by the Board.

The valuation of the Fund’s investment in an Investment Fund, as determined under procedures adopted by the Board, may under certain circumstances vary from the valuation provided by the Investment Manager of that Investment Fund. Investors should recognize that valuations of illiquid securities, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds. In addition, the Investment Funds may not always be able to readily provide the Fund with their finalized net asset values in advance of a purchase or withdrawal. In such an event, it may be necessary for the Fund to rely on an estimate of the net asset value provided by the Investment Funds. The Manager will attempt to resolve any discrepancies between valuations assigned by an Investment Manager and fair value as determined by the Manager and BNY Mellon by seeking information from the Investment Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund’s investment in accordance with procedures adopted by the Board.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Manager, which may involve risks under some market conditions that are not anticipated by the Manager. The investment strategies and styles used by an Investment Manager are subject to change without notice. For information about an Investment Fund’s net asset value and portfolio composition, the Manager is dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Manager’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and to value accurately the Fund’s interests. Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing with or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Manager will not have any control over the investments made by Investment Managers. The Manager may, however, reallocate the Fund’s investments among the Investment Funds, but the Manager’s ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Manager. Such withdrawal limitations may also restrict the Manager’s ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes. In addition, at times when Investment Funds offer limited availability to shareholders, the Manager may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio that differs from the portfolio that might result if the Manager only managed the Fund. Although the Manager intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Manager will use the same criteria for all Investment Funds. Although the Manager employs a due diligence process to review each Investment Manager’s back office and accounting systems and obtains third party verifications and background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager’s operations and activities.

An Investor who meets the conditions imposed by the Investment Managers can invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than the Fund’s stated minimum investment. By investing in the Investment Funds indirectly through the Fund, the Investor bears two layers of asset-based fees, expenses and incentive fees—at the Fund level and the Investment Fund level. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund. The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Investors, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and will adversely affect the value of any investment in the Fund. The Investment Funds also may have high portfolio turnover rates (i.e., 100% or higher), which may result in higher brokerage commissions and, therefore, lower investment returns.

Each Investment Manager will receive any incentive fees or allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager may receive an incentive fee or allocation from an Investment Fund, and thus indirectly from the Fund’s Investors, for positive performance of the Investment Fund, even if the Fund’s returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Manager and of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result. Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

Each Investment Manager has exclusive responsibility for making trading decisions on behalf of its Investment Fund. The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) that, together with accounts already managed by such Investment Managers, could compete for the same trades an Investment Manager might otherwise make on behalf of the Fund, including competition for priority of order entry.

The Investment Managers have varying levels of experience. The Investment Managers and their principals may employ trading methods and policies that may differ from those of other Investment Managers, and that may deviate from the Manager’s expectations concerning such methods and policies. Therefore, the results of any Investment Manager’s investments on behalf of the Fund may differ from those of the other accounts operated by the Investment Managers and from results anticipated by the Fund’s models and projections.

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting. Operational risks also include, for example, mistakes made in the confirmation or settlement of transactions, transactions not being properly booked, evaluated or accounted for or other similar disruptions in an Investment Fund’s operations that may cause an Investment Fund to suffer financial loss, disruption of its businesses, liability to clients or third parties, regulatory intervention or reputational damage. Investment Managers may also face competition from other investment funds that may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel. Additionally, certain Investment Managers may pursue over time different investment strategies that may limit the Fund’s ability to assess an Investment Manager’s ability to achieve its long-term investment objective. Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time. In such instances, an Investment Manager may be unable to manage an Investment Fund’s increased assets effectively because it may be unable to maintain the Investment Fund’s current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

The Fund seeks to allocate its assets among various Investment Managers. Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals by Investors. Although the dispersion of the Fund’s investments is intended to reduce the Fund’s exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular companies, industries or countries. Moreover, in certain cases an Investment Fund’s portfolio may only consist of securities of a single issuer. As a consequence, the Fund’s returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.

Generally, Investment Funds are permitted to redeem their securities in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Manager would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions restricting both the transferability of an investor’s interest and the ability of any investor to withdraw its investment in certain circumstances. Additionally, Investment Funds may charge fees in respect of withdrawals or redemptions, and may suspend the redemption rights of their investors, including the Fund, from time to time. Certain Investment Funds have limitations on the ability to withdraw or redeem assets, and, under certain circumstances, may impose limits (known as “gates”) on the aggregate amount that an investor, or all investors, in an Investment Fund may withdraw on a single withdrawal date, and some Investment Funds will not have withdrawal periods that coincide with those of the Fund. As a result, the liquidity of the Fund’s interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its shareholders. In addition, Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may also not be able to meet redemption requests through distributions in kind. In such circumstances, the Fund’s ability to provide liquidity to Investors could be adversely affected.

For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. It is possible, however, that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to Investors without significant delays and Investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

A noncorporate Investor’s share of the Fund’s investment expenses may be subject to certain limitations on deductibility for regular U.S. federal income tax purposes.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s interests, or from liability of an Investment Fund or an Investment Manager to a service provider arising out of the same breach. Investors may be exposed, indirectly, to these indemnification obligations.

Investments in Non-Voting Stock; Inability to Vote

The Fund intends to purchase non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the Investment Fund to less than 5% of the Investment Fund’s voting securities. See “Investment Program—Investment Objective and Policies and Investment Strategies.”

The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. This result would be accomplished through a written agreement between the Fund and the Investment Fund, whereby the Fund irrevocably foregoes the right to vote in a manner that legally binds both the Fund and all subsequent holders, and the Investment Fund is granted the right to enjoin any holder from voting. Such an agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the Fund’s interest be identical to that of a separate non-voting class. In each instance, the Manager will determine if the Fund will waive the Fund’s voting rights, and will consider only the interests of the Fund and not the interests of the Manager or those of the Manager’s other clients. The Fund will not receive any consideration in return for entering into a waiver arrangement. Any such arrangement should benefit the Fund, as it will enable the Fund to acquire more interests of an Investment Fund that the Manager believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could be adverse to the Fund’s interests, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund. As a result, the Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund. These factors may affect, among other things, the level of volatility of securities’ prices, the liquidity of the Investment Funds’ investments and the availability of certain securities and investments. Volatility or illiquidity could impair the Fund’s profitability or result in significant losses. Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy. In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements. Additionally, the regulation of derivative transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. In particular, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the Securities and Exchange Commission has engaged in a general investigation of hedge funds that has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. The effect of any future regulatory change on the Fund could be substantial and adverse.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, healthcare, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes, trade wars and fiscal and monetary policy. To the extent the U.S. Congress or Biden administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Market Risk

Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s investments in Investment Funds and the Fund’s underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Stock prices may experience greater volatility during periods of challenging market conditions, and there can be severe limitations on an investor’s ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity. As a result, during these periods, the Fund’s net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID- 19”) and the aggressive measures taken in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Investment Funds have significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

The Fund has updated its principal risk factors to reflect the risks associated with the COVID-19 pandemic and the change in the U.S. presidential administration.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)

The Board of Directors of the Fund, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Directors”), last evaluated the Investment Advisory Agreement (the “Advisory Agreement”) at a meeting on September 24, 2020. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by UBS Hedge Fund Solutions LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided by the Adviser to the Fund, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of another investment company presented by the Adviser which had objectives and strategies similar to those of the Fund and which is managed by a third-party investment adviser (the “Comparable Fund”). The Directors recognized that the Comparable Fund is structured as a private fund and is not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Fund. The Directors recognized that, while the Fund’s performance for the three- and five-year periods ended June 30, 2020 lagged the performance of the Comparable Fund and the HFRI EH: Sector – Technology/Healthcare Index for the same periods, the Fund’s performance for the year-to-date period ended June 30, 2020 exceeded the performance of the Comparable Fund and the HFRI EH: Sector – Technology/Healthcare Index for the same period.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Fund, as well as to certain other investment companies presented by the Adviser which are managed by other third-party investment advisers (collectively with the Comparable Fund, the “Fee Group Funds”). The Directors noted the Fund’s unique investment strategy, and the Adviser’s belief that it would be appropriate to compare the Fund’s fees with those of the Fee Group Funds. The information presented to the Directors showed that the Fund’s management fee was equal to the median management fee of the Fee Group Funds, and the Fund’s incentive fee was lower than the median incentive fee of the Fee Group Funds. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was below the standard management fee of the Adviser’s retail clients and equal to the standard management fee of the Adviser’s non-retail clients, and the Fund’s incentive fee was below the standard incentive fee of the Adviser’s retail clients and non-retail clients.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining. After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreement.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2020 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Hedge Fund Solutions, LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Virginia G. Breen (56) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Private investor and board member of certain entities (as listed herein).	4

Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (19 funds); certain funds in the Calamos Fund Complex (26 portfolios); Jones Lang LaSalle Income Property Trust, Inc.

Stephen H. Penman (74) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	4	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
INTERESTED DIRECTOR
Meyer Feldberg (79)[3] c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	51	Director of: NYC Ballet; Revlon, Inc. (1997 to 2017); Macy’s, Inc. (1992 to 2016). Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (54) UBS HFS 787 7th Avenue New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010

Head of UBS Asset Management (Americas) Inc. (“UBS AM”) and Head of Multi-Manager and Hedge Fund Solutions of UBS AM since March 2017. Prior to serving in this role, Mr. Ferri was Global Head of UBS HFS from 2010 to 2017.

			N/A	N/A
Dylan Germishuys (51) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013	Head of Operations and Product Control of UBS HFS since 2004.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
Frank S. Pluchino (61) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005

Executive Director and Chief Compliance Officer of UBS HFS since October 2010, and Executive Director of UBS Business Solutions US LLC since January 2017. Mr. Pluchino also serves as Chief Compliance Officer of the registered investment funds advised by UBS HFS and UBS AM.

			N/A	N/A
Keith A. Weller (58) UBS AM One North Wacker Drive Chicago, IL 60606 Chief Legal Officer	Term — Indefinite Length—since Jul. 25, 2019

Executive Director and Deputy General Counsel (since February 2019, prior to which he was Senior Associate General Counsel) of UBS Business Solutions US LLC (since January 2017) and UBS AM (since 2005). Mr. Weller also serves as a Vice President and Secretary of the registered investment funds advised by UBS AM.

			N/A	N/A

[1]	The Fund commenced operations on March 29, 1999.

[2]	As of December 31, 2020, of the 51 funds/portfolios in the complex, 47 were advised by an affiliate of UBS HFS and four comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-PORT”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,395 in 2020 and $73,800 in 2019. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-CEN.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 in 2020 and $2,285 in 2019. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $115,200 in 2020 and $117,700 in 2019. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2020 and $0 in 2019.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.339 million in 2020 and $0.328 million in 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

UBS Hedge Fund Solutions LLC

proxy voting policy

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this policy?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability
Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area /	All
Function
Roles	All

Summary of Key Requirements

The policy is designed to address the following risks:

-  Failure to provided required disclosures for investment advisers and registered investment companies

-  Failure to vote proxies in best interest of clients and funds

-  Failure to identify and address conflicts of interest

Infringements of this policy may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

Table of Contents

Policy		3

1.	General Policy	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-E-004010 Internal

Policy

1.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, HFS would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q TECHNOLOGY FUND LLC

PORTFOLIO MANAGER DISCLOSURE

(a)(1)

The Fund is managed by Bruce Amlicke (the “Portfolio Manager”), who is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund.

Mr. Amlicke has served as a Portfolio Manager of the Fund since 2013. He is the Chief Investment Officer and Head of UBS Hedge Fund Solutions LLC (the “Adviser” or “UBS HFS”). Mr. Amlicke is also Chairman of the Adviser’s Investment Committee. Before re-joining UBS in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O’Connor Multi-Manager team in 1998. He began his career at O’Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor’s degree from the University of Michigan.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of December 31, 2020.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	3	$651,145,428	79	$20,618,222,277	17	$15,421,283,660

[1]	Of these accounts, 3 accounts with total assets of approximately $ 743,472,196 charge performance-based advisory fees.

[2]	Of these accounts, 46 accounts with total assets of approximately $ 10,138,578,358 charge performance-based advisory fees.

[3]	Of these accounts, 3 accounts with total assets of approximately $ 6,557,702,096 charge performance-based advisory fees.

Mr. Amlicke does not beneficially own any interests in the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Technology Fund LLC

By (Signature and Title)* /s/ William Ferri
William Ferri, Principal Executive Officer

Date March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ William Ferri
William Ferri, Principal Executive Officer

Date March 5, 2021

By (Signature and Title)* /s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date March 5, 2021

* Print the name and title of each signing officer under his or her signature.